Exhibit 99.2 Transforming Electric Mobility Investor Presentation September 2022

DISCLAIMER FORWARD-LOOKING STATEMENTS This presentation and the oral statements made in connection herewith (together, this “Presentation”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Amprius Technologies, Inc.’s (“Amprius”) management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Amprius' expected product offerings, the addressable market for Amprius’ products, and Amprius' ability to produce its products at a commercial level. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Amprius’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond Amprius’ control. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of Amprius’ products; the termination of government clean energy and electric vehicle incentives or the reduction in government spending on vehicles powered by battery technology; and delays in construction and operation of production facilities. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” section of Amprius’ proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2022, and other documents filed by Amprius from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Amprius does not presently know or that Amprius currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward- looking statements should not be relied upon as representing Amprius’ assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Except as required by law, Amprius specifically disclaims any obligation to update any forward-looking statements. TRADEMARKS AND TRADE NAMES Amprius owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, or products in this Presentation is not intended to, and does not, imply a relationship with Amprius, or an endorsement or sponsorship by or of Amprius. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Amprius will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks and trade names. INDUSTRY AND MARKET DATA Although all information and opinions and or other information expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Amprius has not independently verified the information and makes no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Amprius, which are derived from their respective reviews of internal sources as well as the independent sources described above. 2

We Enable the Future of Electric Mobility Today Innovation (1) 100% silicon anode battery Superior Battery Performance ▪ High Energy Density (2) (2)(3) Up to 450 Wh/kg and 1,150 Wh/L ▪ High Power Density Up to 10C ▪ Fast Charge Rate Capability 80% charge in <6 minutes ▪ Wide Operating Temperature -30°C to 55°C Commercially Proven Tested and validated by industry leading partners Note: Certain performance metrics are based on specific Amprius products. (1) Actual percentage of silicon is 99.5-99.9% which is within the range of acceptable purity levels for materials that are considered 100%. (2) At C/10 and 23°C. (3) Volumetric energy density is calculated using body dimensions at 30% state of charge (“SoC”). 3 3

LEADERSHIP TEAM

Technology Innovators and Experienced Business Operators

Core Operational and Technical Team has been at Amprius for 10+ Years



DR. KANG SUN

Chief Executive Officer and Director

Led two successful business ventures in renewable energy – JA Solar Co. Ltd. (launched IPO on NASDAQ) and RayTracker Inc. (acquired by First Solar Inc.).

Former VP and GM at Honeywell; VP and CTO at Océ, N.V.

Ph.D. Materials Science, Brown University.



SANDRA WALLACH

Chief Financial Officer

Experienced public company CFO.

Former CFO of Identiv (NASDAQ: INVE); VP of Finance at MiaSole and Juniper Networks; CFO of General Electric's (GE) Industrial Systems, Drives & Controls division.

B.A. Economics and Public Policy, University of California, Berkeley.



JON BORNSTEIN

Chief Operating Officer

Silicon Valley veteran with 25 years' experience in the semiconductor industry leading high-volume manufacturing, product development and R&D.

M.S. Materials Science, Stanford University.



DR. IONEL STEFAN

Chief Technical Officer

Recognized expert in electrochemistry and energy storage.

Leads the company's scientific research and development of high-energy and high-power batteries.

Ph.D. Chemistry, Case Western Reserve University.



DR. WEIJIE WANG

Chief Scientist

Pioneer of design and fabrication of the silicon nanowire anode.

Renowned expert in vapor phase deposition technologies.

Responsible for nanowire development and manufacturing.

Ph.D. Condensed Matter Physics, Lanzhou University.



RONNIE TAO

VP of Business Development

Industry veteran with buyer and supply-side experience, sales and strategic development.

Successfully led market penetration towards industry leadership in Micro-Mobility, Consumer Electronics, Smart Home Robotics and Smart Home Devices.

MBA, University of Rochester – Simon Business School.



AARON BAKKE

Director of Quality and Manufacturing

Experienced leader in quality assurance, lean manufacturing ERP implementation and supply chain.

Globally recognized accomplishments in quality and manufacturing.

MBA, Northwestern University – Kellogg School of Business.

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BOARD AND INVESTORS Track Record of Creating Significant Public Shareholder Value Board of Directors DON DIXON DR. STEVEN CHU DR. WEN HSIEH JUSTIN MIRRO DR. KANG SUN Chairman of the Board Board Director Board Director Board Director Chief Executive Officer 1997 Nobel Prize for Physics and Board Director (1) Selected Investors VantagePoint Capital Partners (1) Represents investors in Amprius, Inc., which owned 99.6% of Amprius as of June 1, 2022. 5

COMPANY DEVELOPMENT Turning a Transformational Technology Into a Commercial Reality GWh Scale Project Development Initiated in 2021 2021 Customer Orders & Commercial Sales in 2018 KWh Scale 2018 Manufacturing in 2016 Silicon Nanowire Design Finalized Founded in 2008 in 2014 2016 Fully Operational in 2010 2014 2008 6

AMPRIUS AT A GLANCE

High Performance Battery Offerings

Commercially Available Today and Validated by Blue Chip Partners

100% Silicon Anode Technology[1]	Founded in **2008** with Headquarters in **Fremont, CA**	Up to **80%** Higher Energy Density than Conventional Batteries	**75** Patents[2]
~250 KWh Commercial Manufacturing Capacity Today	**30+** Customers Validated Performance	**10,000+** Batteries Shipped	**10** SKUs


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AIRBUS — Airbus Defence and Space 2021 Innovative Supplier of the Year Award

USABC — USABC Low Cost, Fast Charging Silicon Nanowire Cell Technology Contract Award

World Changing Ideas 2022 Finalist Fast Company

(1) Actual percentage of silicon is 99.5-99.9% which is within the range of acceptable purity levels for materials that are considered 100%.
(2) As of April 28, 2022, 62 patents had been issued (29 in the U.S. and 33 in the EU, Korea, Japan, China, Taiwan and Israel), 11 patents are pending (6 in the U.S. and 5 in the EU, Japan, Korea, Taiwan and China) and 2 issued U.S. patents are licensed from Stanford University.

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GRAPHITE VS. SILICON

Why Silicon? 100% Silicon Anode[1] Has ~10x Capacity vs. Graphite


Actual Anode Capacity
3,400 mAh/g
355 mAh/g
Graphite(2)
Silicon(2)

Silicon anode can swell up to ~300% causing battery damage after a few cycles


Before Cycling
After Cycling
Broken silicon particles
Silicon Particles Anode
Silicon particles fail during cycling
Amprius Silicon Nanowire Anode
Silicon nanowire structure maintains its form

(1) Actual percentage of silicon is 99.5-99.9% which is within the range of acceptable purity levels for materials that are considered 100%.
(2) Based on Amprius measurements in half cells.

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SILICON ANODE STRUCTURE

Amprius Solved the #1 Problem with Silicon Anodes

100% Silicon Nanowires[1] Allow Volume Expansion without Binders, Graphite or any Inactive Materials


SILICON SURFACE COATING
SILICON COATING
SILICON NANOWIRE TEMPLATE
SUBSTRATE


Side View


Top View


Silicon Nanowires
Conventional Graphite (and/or Silicon) Particles

- *Spacing* between nanowires and silicon porosity ***accommodate silicon volume expansion***
- *Ions and electrons travel straight paths*
- *Most conductive path for ions and electrons results in **high power capability and fast charge rate***

(1) Actual percentage of silicon is 99.5-99.9% which is within the range of acceptable purity levels for materials that are considered 100%.

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GRAPHITE VS. SILICON Amprius’ Anode is a Drop-in Replacement for Lithium-Ion Batteries Conventional Graphite Battery Amprius Silicon Anode Battery Current Collector Lithium Ion Graphite Anode Current Collector Silicon Anode is a Thinner, Direct Replacement Separator Separator Lithium Ion Higher Cathode Loading Enables Much Higher Cathode Energy Current Collector Current Collector 10 `

INCUMBENT TECHNOLOGY VS. AMPRIUS

Amprius' Battery Cells Today Outperform Graphite Batteries

Performance Metric	Graphite Anode Battery Cells[1]	amprius[3]
Anode Capacity (mAh/g)[1][2]	335-355	1,500-2,500
Specific Energy (Wh/kg)	~215-285	360-500
Energy Density (Wh/L)	~530-715	890-1,400
Charging Time to 80%	30 minutes	<6 minutes[4]
Rate Capability/Power	Up to 10C	Up to 10C
Cycle Life	500-1,000 cycles	200-1,200 cycles
Operating Temperature	-20 to 60°C	-30 to 55°C

(1) Other than cycle life, based on survey of 18650 technical datasheets (ex. Panasonic NCR18650G), Sony VTC6 technical datasheet, iFixit reports on iPhone and Samsung batteries and Y. Sun et al.: Li-ion Battery Reliability – A Case Study of the Apple iPhone. For cycle life, based on Shmuel De-Leon: Li-Ion NCA/NMC Cylindrical Hard Case Cells Market 2021.
(2) Anode Capacity for Graphite Anode Battery (full cells) uses typical N/P ratio of 1.05 - 1.10.
(3) Includes both released and unreleased products with energy and power cell designs.
(4) Based on Amprius' High Power cells.

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RELATIVE PERFORMANCE Amprius Batteries Deliver Twice the Mission Time Battery Cell Energy Density (3) GRAPHITE 24min FLIGHT TIME VOLUMETRIC GRAVIMETRIC AMPRIUS 42min 1,150 Wh/L (4) 3h 6min TALK TIME 5h 40min (5) MISSION TIME 8h 12min 700 Wh/L 17h 48min 450 Wh/kg 260 (6) RANGE Wh/kg 310 miles 547 miles (2) (1) (1) (2) Amprius Graphite Graphite Amprius (1) Survey of 18650 technical datasheets (ex. Panasonic NCR18650G) and iFixit reports on (3) Flight Time – estimated based on customer-generated models for a balanced power and energy cell design iPhone and Samsung batteries. (4) Talk Time – customer-reported data for an energy cell design. (2) Actual battery cell energy densities measured by Amprius for an energy cell design. (5) Mission Time – results from Conformal Wearable Battery developed for U.S. Army for an energy cell design. (6) Range - estimated for a Tesla Model 3 long-range battery specifications for an energy cell design. 12

MANUFACTURING PROCESS Amprius Utilizes Existing Commercial Manufacturing Processes Cathode and Assembly Processes are Unchanged; the Only Change is to the Anode Manufacturing Line SILICON NANOWIRE ANODE SILICON NANOWIRE ANODE BATTERY ASSEMBLY BATTERY CATHODE Slitting Stacking Formation SILICON NANOWIRE ANODE TRADITIONAL BATTERY MANUFACTURING LINE MANUFACTURING LINE Mixing Coating Calendaring 13

HIGH-VOLUME MANUFACTURING TOOL Equipment Designed for GWh-Scale Production Large-Scale Anode Tool Leveraging Commercially-Used Solar Production Technology • • (1) https://www.centrotherm.de/ 14

PLANNED HIGH-VOLUME MANUFACTURING FACILITY U.S. High-Volume Manufacturing Facility Key Criteria Top Locations Identified Amprius Headquarters and Pilot (KWh) Scale Commercial Manufacturing Facility Rendering of High-Volume Manufacturing Plant GEORGIA TEXAS 15

TARGET MARKETS

Uniquely Positioned to Address the Aviation and EV Markets

	Market Segment	Amprius Advantage	TAM – 2025
Aviation	**Unmanned Aerial Systems ("UAS")**[(1)] Drones for delivery, imaging, and military, including high altitude pseudo satellites ("HAPS")	Ultra-high gravimetric and volumetric energy density and extreme-fast charge	$38.2B
Aviation	**Air Transportation**[(2)] Passenger Airplanes (5-20 passengers) and Urban Air Mobility ("UAM") (1-4 passengers)	Ultra-high gravimetric energy density and extreme-fast charge	$11.1B
EV	**Electric Vehicles**[(3)]	Ultra-high gravimetric density, operational in wide temperature and pressure ranges and extreme-fast charge	$67.2B
		Total	**$116.5B**

(1) $38.2B 2025 UAS battery market estimated as total UAS market in 2025 ($63.6B, InsiderIntelligence) plus total HAPS market in 2025 ($70M, Stratistics) * Amprius estimate of battery spend per system and replacement estimates.
(2) $11.1B 2025 UAM battery market estimated as total UAM Market in 2025 ($37.0B, Morgan Stanley Research) * Amprius estimate of battery spend per system and replacement estimates.
(3) Electric vehicle battery market size from Markets and Markets Research February 2021 report.

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TARGET MARKETS Applications Enabled by Amprius’ Batteries Unmanned Aerial Systems High Altitude Pseudo Air (Drones) Satellites Transportation Product (1) Recon Drone Stratospheric Satellite eVTOL Application Amprius Product Performance Specification Very long endurance extreme-fast charge at high increased capacity no greatly extended service End User Benefit altitude with max payload increase in weight or volume radius (1) Actively sampling with OEMs and continuing to pursue joint development agreements. 17

BLUE CHIP PARTNERS Amprius Batteries Have Been Validated by Industry Leaders Commercial shipments since 2017 Amprius has enabled Airbus to set World Nine development programs Records for HAPS endurance and flight Amprius is designed into Airbus’ HAPS platform Commercial shipments in 2022 with backlog commitments through 2023 Airbus Defence and Space 2021 Innovative Supplier of the Year Award (1) Current Amprius Strategic Investor New cell developed in H1’2022 Amprius batteries enable and initial commercial shipments the Zephyr to fly uninterrupted in the stratosphere expected in H2’2022 which would not be possible with lower performance batteries. New multi-year development Sophie Thomas program for low cost EV batteries with the United States Advanced Battery Consortium (“USABC”) (1) Airbus is an investor in Amprius, Inc., which owned 99.6% of Amprius as of June 1, 2022. 18

CAPACITY EXPANSION Expand Production Capacity to Support Customer Growth What we have What’s next Disruptive High-Volume Technology Manufacturing Commercial Meet growing demand Customer Wins Enable new customer wins Reduce costs with scale Pilot (KWh)-Scale Expand market applications Manufacturing 19

Contact Us Amprius Technologies 1180 Page Ave. Fremont, CA 94538 USA Tel.: 800-425-8803 Email: ir@amprius.com Gateway Investor Relations Tel: (949) 574-3860 20 20